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                                                                EXHIBIT 99.43





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                              GUARANTY AGREEMENT


                          dated as of August 7, 1992


                                   made by

                              KMART CORPORATION

                                 in favor of

                        THE LENDERS REFERRED TO HEREIN


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                              GUARANTY AGREEMENT

        GUARANTY AGREEMENT dated as of August 7, 1992 (as the same may be amended, supplemented or otherwise modified from time to time, this "Guaranty"), made by KMART CORPORATION, a Michigan corporation (the "Company"), in favor of the Lenders (as hereinafter defined). Certain capitalized terms used herein are defined in Section 1 of this Guaranty.

                             W I T N E S S E T H:

        WHEREAS, the Company owns all of the issued and outstanding capital stock of Big Beaver of Caguas Development Corporation, a Michigan corporation ("Big Beaver of Caguas"); and

        WHEREAS, Big Beaver of Caguas has entered into that certain Loan
Agreement dated as of the date hereof with   XXXXXXXXXX and the "Banks" (as
such term is defined therein),   XXXXXXXXXX as Agent for the Banks
(collectively,   XXXXXXXXXX as a Bank and as such agent, and the other Banks
are referred to herein as the "Lenders", and individually any   of them may be
referred to as a "Lender") pursuant to which the Lenders have agreed to extend credit to the "Borrowers" (as defined in such Loan Agreement), subject to the terms and conditions thereof (such Loan Agreement, as the same may be amended, modified or supplemented from time to time, is hereinafter referred to as the "Loan Agreement"); and

        WHEREAS, the Loan Agreement contemplates that the 'Borrowers' thereunder shall include Big Beaver of Caguas and such additional borrowers as may hereafter become parties to the Loan Agreement in accordance with the terms thereof (Big Beaver of Caguas and each other person which becomes a 'Borrower' under the Loan Agreement are hereinafter collectively referred to as the "Borrowers", and individually any of them may be referred to as a "Borrower", it being the intent of this Agreement to include within the meaning of the terms "Borrowers" and "Borrower" each and every entity which at any time, now or hereafter, is a 'Borrower' under the Loan Agreement); and

        WHEREAS, Company desires to induce the Lenders to extend credit to, and issue Letters of Credit on behalf of, the Borrowers under and in accordance with the terms of the Loan Agreement, and the Company will benefit from such extensions of credit; and

        WHEREAS, it is a continuing condition precedent to the obligations of the Lenders to make any extensions of credit under the Loan Agreement that the Company shall have guarantied the payment and performance of the obligations of the Borrowers to the Lenders pursuant to this Guaranty and shall have executed and delivered this Guaranty to the Lenders;

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        NOW, THEREFORE, in consideration of the premises and to induce the
Lenders to make extensions of credit and loans to the Borrowers, the Company hereby agrees as follows for the benefit of the Lenders:

        Section 1. Definitions. As used in this Guaranty, and unless the context requires a different meaning, capitalized terms not otherwise defined herein have the respective meanings provided for such terms in the Loan Agreement.

        Section 2. Guaranty of Obligations and Completion. (a) The Company hereby absolutely, unconditionally and irrevocably guaranties to each of the Lenders, as the primary obligation and debt of the Company and not as a surety, the due and punctual payment of:

        (i) all principal, interest (as such interest may be calculated without regard to Section 2.7(f) of the Loan Agreement and including, without limitation, any post-petition interest whether or not allowed or accrued or payable under any bankruptcy, insolvency or similar law), fees and other costs, expenses and amounts required to be paid (including, without limitation, any requirement to cash collateralize Letters of Credit), from time to time, by each and every Borrower under or in connection with the Loan Agreement (including, without limitation, amounts incurred in connection with the repayment of the Bridge Borrower's obligations under the Bridge Agreement), when and as the same shall become due and payable, whether on the due date therefor, upon stated maturity, by acceleration, upon demand or otherwise, according to the terms of the Loan Agreement (and notwithstanding any automatic stay or similar provision of any bankruptcy law), provided, however that the amounts so guarantied shall be reduced by the aggregate amount of Collateral Proceeds (as such term is defined in any Collateral Security Agreement) which are applied to the Guarantied Obligations; and

        (ii) all other present and future Obligations and liabilities (whether absolute, fixed or contingent, matured or unmatured, joint, several or independent and howsoever acquired) of each and every Borrower to the Lenders or any of them, arising out of or in any way relating to any and all of the Loan Documents and the transactions contemplated thereby; and

        (iii) any obligation of any Borrower to any Lender under any Interest Rate Agreement;

together with all reasonable costs (including, without limitation, reasonable legal fees and disbursements) incurred by the Lenders in connection with recovering the same from the Borrowers or the Company. In case of the failure of any Borrower to duly,

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punctually and indefeasibly make any such payment in full as and when due and payable, the Company hereby agrees to duly, punctually and indefeasibly make such payment as and when the same shall become due and payable, whether on the due date therefor, upon stated maturity, by acceleration, upon demand or otherwise, in accordance with the terms of this Guaranty.

        (b) The Company hereby also absolutely, unconditionally and irrevocably guaranties to each of the Lenders completion of construction of each Project for which a Project Commitment is established under the Loan Agreement, free and clean of all Liens which are not Permitted Liens (including, without limitation, mechanics' and materialmen's liens) and in accordance with and in the manner contemplated by the Loan Agreement, the Project Budget for such Project and the plans, as amended by the applicable Borrower from time to time, for such Project.

        (c) The payment and performance obligations guarantied by this Guaranty are herein sometimes referred to collectively as the "Guarantied Obligations".

        (d) The Company hereby agrees that, except as set forth in Section 3 hereof, the Company's obligations hereunder shall be continuing, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than prior, final and indefeasible payment of all the Guarantied Obligations in full), set-off, abatement, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by the Company), whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to the Company or any Borrower or any of their respective Subsidiaries or otherwise, whether based upon any agreement, instrument or document evidencing or securing the Guarantied Obligations or any other agreement, instrument or document (including, without limitation, this Guaranty) or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing, irrespective of:

        (i) any insolvency, bankruptcy, reorganization or dissolution, or any proceeding in respect thereof, of the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations;

        (ii) the genuineness, validity, regularity or enforceability of any Loan Document or any other agreement, instrument or document evidencing or securing the Guarantied Obligations or any other agreement, instrument or document or the extension or renewal thereof, in whole or in part

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    (including, without limitation, a determination that any interest or other amounts payable under any Loan Document exceeds the maximum amount then permitted by applicable law), with or without notice to or assent from the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations;

        (iii) any rescission, compromise, alteration, amendment, modification, extension (including, without limitation, any extension of the Facility Termination Date whether pursuant to Section 3.10 of the Loan Agreement or otherwise), renewal, release, change, waiver, consent or other action in respect of any of the terms, provisions, covenants or conditions contained in any Loan Document or any other agreement, instrument or document evidencing or securing the Guarantied Obligations or in any other agreement, instrument or document;

        (iv) the absence of notice or the absence of or any delay in any action to enforce any obligation or to exercise any right or remedy against the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations, whether under any Loan Document or any other agreement, instrument or document evidencing or securing the Guarantied Obligations or under any other agreement, instrument or document, or any indulgence or extension or waiver granted to or compromise with the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations, or any action or proceeding taken or not taken with respect to or by or on behalf of the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations, or the holder of any agreement, instrument or document evidencing or securing the Guarantied Obligations;

        (v) any default, failure or delay in the performance of any obligation, covenant, duty, representation, warranty or agreement contained in any Loan Document or any other agreement, instrument or document evidencing or securing the Guarantied Obligations or in any other agreement, instrument or document, or arising pursuant to law;

        (vi) any act or thing or omission to do or delay in doing any act or thing which might in any manner result in any lack of proper authorization or any invalid execution of any Loan Document or any other agreement, instrument or document evidencing or securing the Guarantied Obligations or any other agreement, instrument or document;

        (vii) any assignment by any Borrower or any assumption by any Person of any obligation under any Loan Document or any other agreement, instrument or document evidencing or securing

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    the Guarantied Obligations or under any other agreement, instrument or document;

        (viii)  any event of force majeure;

        (ix) any release or substitution of any collateral for, or any obligor in respect of, the payment of the Guarantied Obligations or obligations under any Loan Document or any other agreement, instrument or document, in whole or in part, with or without notice to or assent from the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations;

        (x) whether a lien or security interest on any collateral shall have been perfected or shall continue to be perfected, or whether any collateral shall be impaired in any manner, or whether any steps shall have been taken to enforce rights against the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations or any collateral;

        (xi) the status of any Borrower as an Eligible Borrower under the Loan Agreement;

        (xii) the existence of any claim, setoff, defense or other right which an LC Borrower or the Company may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the LC Bank, any Lender or any other Person, whether in connection with this Agreement, the Loan Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between a LC Borrower and the beneficiary named in any Letter of Credit);

        (xiii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

        (xiv) the payment by a LC Bank under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit, provided that such payment does not constitute gross negligence or willful misconduct of such LC Bank; or

        (xv) any other circumstances which might constitute a legal or equitable discharge or defense of a surety or guarantor.

        (e)  The Company hereby:

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        (i)  waives diligence, presentment, demand (of payment or otherwise), protest, notice, filing of claims with a court in the event of the merger or bankruptcy of any Borrower or any of any Borrower's Subsidiaries, any right to require a proceeding first against any Borrower or any other guarantor of all or any portion of the Guarantied Obligations or to marshall or realize on any collateral, with respect to the Guarantied Obligations;

        (ii) agrees that its obligations hereunder constitute guaranties of payment and not of collection and are not in any way conditional or contingent upon any attempt to collect from or enforce against any Borrower or any other guarantor of all or any portion of the Guarantied Obligations or upon any other condition or contingency;

        (iii) acknowledges that any agreement, instrument or document evidencing and/or securing the Guarantied Obligations may be transferred (upon and subject to the terms and conditions thereof) and that the benefit of the Company's obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing and/or securing the Guarantied Obligations automatically and without notice to the Company;

        (iv) covenants that, except as otherwise expressly provided in Section 3 hereof, this Guaranty will not be discharged except by final, complete, indefeasible and irrevocable payment and performance of the obligations contained in the agreements, instruments and documents evidencing the Guarantied Obligations and this Guaranty; and

        (v)  waives acceptance of this Guaranty by any of the Lenders.

        (f) The Company further agrees that, notwithstanding any provision set forth herein, if at any time all or any part of any payment, cash collateral or Collateral Proceeds theretofore applied by, or on behalf of, any Lender to any of the Guarantied Obligations is, or must be, rescinded or returned by such Lender for any reason whatsoever or such payment, cash collateral or Collateral Proceeds is declared invalid, void, preferential or fraudulent for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of any Borrower, any of its Subsidiaries, any of the Company's Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations, such Guarantied Obligations or applicable portion thereof, for purposes of this Guaranty, to the extent that such payment, cash collateral or Collateral Proceeds is or must be rescinded or returned or is declared invalid, void, preferential or fraudulent, shall be deemed to have continued in existence notwithstanding such application, and this Guaranty shall continue

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to be effective or be reinstated, as the case may be, as to such Guarantied
Obligations or applicable portion thereof as though such application had not been made, irrespective of whether any note or other evidence of indebtedness has been surrendered or cancelled.

        (g) All amounts payable by the Company under this Guaranty shall be made in United States Dollars without setoff or counterclaim and free and clear of and without reduction by reason of all present and future income, stamp and other taxes and levies, imposts, duties, deductions, charges, compulsory loans and withholdings whatsoever imposed, assessed, levied or collected by the United States, any state or local government, any foreign government, any territory or possession of the U.S. or any political subdivision or taxing authority thereof or therein, together with interest thereon and penalties with respect thereto, if any, on or in respect of this Guaranty, the registration, notarization or other formalization hereof, and any payments of principal, interest, charges, fees or other amounts made on, under or in respect hereof, other than any tax on or measured by the overall net income of a Lender (or a Participant, as the case may be) pursuant to the income tax laws of the United States or the jurisdictions where such Lender's (or Participant's, as the case may be) principal or lending offices are located (hereinafer called "Taxes"), all of which will be paid by the Company for its own account, prior to the date on which any interest or penalties attach thereto.

        (h) the Company will indemnify the Agent and each Lender (and each Participant) against, and reimburse the Agent and each Lender (and each Participant) on demand for, any Taxes and any loss, liability, claim, or expense including interest, penalties, loss, liability, claim, or expense including interest, penalties, and legal fees which the Agent or the Lender may incur at any time arising out of or in connection with any failure of the Company to make any payments of Taxes when due. The obligations of the Company under this subsection shall survive the payment of the Company's other obligations hereunder and the termination of this Guaranty.

        (i) In the event that the Company is required by applicable law, decree or regulation to deduct or withhold Taxes from any amounts payable on, under or in respect of this Guaranty, the Company shall pay in United States Dollars such additional amount as may be required, after the deduction or withholding of Taxes, to enable the Agent to receive from the Company an amount equal to the amount stated to be payable under this Guaranty.

        (j) The Company shall promptly furnish to the Agent original tax receipts in respect of any withholding of Taxes required under this Section 2(j) and any other information, documents and receipts that the Agent may, in its sole discretion from time to time, require to establish to its satisfaction that

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full and timely payment has been made of all Taxes required to be paid under this Section 2(j).

        (k) All payments to be made by the Company in respect of the Guarantied Obligations shall be made to the Agent at its Payment Office in New York, New York for the ratable account of the Lenders not later than 11:00 A.M. (New York time) on the date when due in each case in lawful money of the United States of America and in immediately available funds. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day.

        Section 3. Special Limitation. Notwithstanding the foregoing, the obligations of Guarantor under clause (b) of Section 2 hereof shall be terminated and of no further force and effect with respect to any Project as of such time, if ever, as (a) the Loan or Loans relating to such Project have been indefeasibly paid in full and (b) the Project Commitment for such Project has been terminated.

        Section 4. Subordination; Subrogation. The Company hereby agrees that any indebtedness of any Borrower to the Company arising or accruing out of any payment which the Company may make pursuant to this Guaranty shall be fully subordinate and junior in priority in right of payment to any indebtedness of such Borrower to the Lenders, and the Company shall have no right of reimbursement or indemnity in respect of such payment whatsoever unless and until all obligations of such Borrower to the Lenders shall have been finally, completely, indefeasibly and irrevocably paid and performed in full. The Company hereby further agrees that it shall have no rights of subrogation with respect to any payments made by it hereunder.

        Section 5. Representations and Warranties. The Company hereby makes the following representations and warranties to the Lenders, which representations and warranties shall survive the execution and delivery of this Guaranty, the Loan Agreement and the other Loan Documents:

        (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan. The Company is duly qualified and in good standing as a foreign corporation, and is duly authorized to do business, in each jurisdiction where the ownership or leasing of property or the character of its operations make such qualification necessary and in which the failure to so qualify would have a material adverse effect (individually or taken as a whole) on the business, condition (financial or otherwise) assets, liabilities, operations or prospects of the Company and its Subsidiaries.

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        (b)  The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Guaranty, and has taken all necessary corporate and other action to authorize the execution, delivery and performance by it of this Guaranty. This Guaranty is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement hereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

        (c) The execution, delivery and performance by the Company of this Guaranty will not:

                (i) contravene any provision of law, statute, rule or regulation to which the Company is subject or any judgment, decree, award, franchise, order or permit applicable to the Company;

                (ii) conflict or be inconsistent with, or result in any breach of, any of the terms, covenants or provisions of, or constitute a default under, or result in the creation or imposition of any lien upon any of the properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument (including, without limitation, any Loan Document) to which the Company is a party or by which it or any of its properties or assets may be bound; or

                (iii) violate any provision of its Certificate of Incorporation or By-laws.

        (d) No authorization or approval of, or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body is required (other than those that have been obtained and are in force and effect) in connection with the execution, delivery and performance by the Company of this Guaranty or the taking of any action hereby contemplated.

        (e) The Company is not and, after giving effect to the transactions contemplated by this Guaranty, it will not be, in default in any material respect under any material mortgage, indenture, lease, contract or other agreement or undertaking to which it is a party or by which it or any of its properties or assets may be bound.

        (f) The Company is not in material default under any order, award or decree of any court, arbitrator or

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    governmental authority binding upon or affecting it or by which any of its properties or assets may be bound or affected, and no such order, award or decree would materially and adversely affect the ability of the Company to carry on its business as presently conducted or the ability of the Company to perform its obligations under this Guaranty.

        (g) There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of its or their respective properties or assets before any court, governmental agency or regulatory authority (foreign, Federal, state or local), which, if determined adversely to the Company or any such Subsidiary, would (individually or in the aggregate) materially impair the Company's ability to perform fully its obligations under this Agreement on a timely basis. Neither the Company nor any of its Subsidiaries (A) is in default with respect to any order of any court, arbitrator or governmental body or (B) has violated or is in violation of any statute, rule or regulation of any governmental authority, the violation of which would materially and adversely affect the business, condition (financial or otherwise), assets, liabilities, operations or prospects of the Company and its Subsidiaries (in the aggregate).

        (h) Neither the Company nor any of its Subsidiaries is an "investment company" or a company "controlled" by a company required to be registered as an "investment company" within the meaning of the Investment
    Company Act of 1940, as amended.

        Section 6.  [Intentionally Omitted]

        Section 7. Affirmative Covenants. The Company hereby agrees that, unless otherwise consented to in writing by the Required Banks, it will:

        (a)  Furnish to each Lender:

                (i) as soon as possible and in any event within seven (7) days after the Company shall have obtained knowledge of the occurrence of a Guarantor Event of Default or Unmatured Guarantor Event of Default, the written statement of an officer of the Company setting forth the details of each such Guarantor Event of Default or Unmatured Guarantor Event of Default which is continuing and the action which the Company proposes to take with respect thereto (if any);

                (ii) promptly upon the earlier of their distribution or the filing thereof with the Securities and Exchange Commission ("SEC") (and in no event later than 60 days

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        after filing), copies of the Company's annual reports on Form 10K
        (which shall in any event be delivered by May 31 of each year for the year then ended), copies of any quarterly report by the Company on Form 10Q, and any report on Form 8K;

                (iii) promptly upon obtaining knowledge thereof, notice of any action, suit, proceeding or investigation pending or threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before any court, governmental agency or regulatory authority (foreign, Federal, state or local), which, if determined adversely to the Company or any of its Subsidiaries, could have a material adverse effect on the ability of the Company to perform its obligations under this Guaranty;

                (iv) promptly upon obtaining knowledge thereof, notice of any downgrade of the Company's long-term Indebtedness by Standard & Poor's Corporation or Moody's Investors Service, Inc. or of being placed on any credit watch or of becoming unrated by either of such rating agencies;

                (v) such other information respecting the properties, business affairs, financial condition and/or operations of the Company as the Agent may from time to time reasonably request;

        (b) Duly and punctually pay and perform each of its obligations hereunder in accordance with the terms hereof;

        (c) Preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation;

        (d) Comply, and cause Big Beaver of Caguas and each other Subsidiary of the Company which at any time owns any ownership interest in any Borrower to comply, with all laws, rules, regulations and governmental orders (foreign, Federal, state and local) having applicability to it or to its businesses, where the failure to so comply would have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities, operations or prospects of the Company and its Subsidiaries (in the aggregate); and

        (e) Furnish to the Agent within forty-five (45) days after the end of each fiscal quarter of the Company, a certificate of an officer of the Company certifying that no Guarantor Event of Default or Unmatured Guarantor Event of Default has occurred and is continuing (or, if any such default has occurred and is continuing, or if the Company is

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    not in compliance with its representatives, warranties, covenants and agreements in this Guaranty, specifying the nature of such Guarantor Event of Default or non-compliance and any action which the Company has taken or proposes to take in respect thereof).

        Section 8. Breach of Representations, Warranties or Covenants. In the event that the Company shall fail to comply with any of its covenants or agreements contained in this Guaranty and such failure shall continue unremedied for five (5) days after written notice thereof has been given to the Guarantor by the Agent or if any representation or warranty contained in this Guaranty shall be inaccurate or untrue in any material respect, then in any such event and at any time thereafter (so long as such failure or inaccuracy shall not have been cured or waived in accordance with Section 9(d)), the Agent may, and at the direction of the Required Banks shall, for purposes of this Guaranty, declare some or all of the obligations of any Borrower under the Loan Agreement (whether or not then due under the Loan Agreement) immediately due and payable as to the Company.

        Section 9.  Miscellaneous.

        (a) THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS OF SAID STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

        (b) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, in lieu of such prohibited or unenforceable provision, there shall automatically be deemed incorporated herein (without further act or deed by any party hereto) a provision as similar to such prohibited or unenforceable provision as possible and as shall be enforceable and not prohibited pursuant to applicable law. If this Guaranty would be held or determined by a court of competent jurisdiction in a judicial proceeding to be void, voidable, invalid or unenforceable on account of the amount of the aggregate liability of the Company under this Guaranty or by reason of any inconsistent contractual provision binding on the Company and in effect on or prior to the date hereof, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of the liability of the Company under this Guaranty shall, without any further action by the Company, the Agent, the Lenders or any other Person, be automatically limited and reduced to the maximum amount which is valid and enforceable.

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        (c)  No failure or delay on the part of any Lender in exercising any right, power or remedy under this Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for in this Guaranty are cumulative and are not exclusive of any remedies that may be available to any Lender at law or in equity or otherwise.

        (d) Notwithstanding anything to the contrary contained herein, no amendment, modification, supplement, termination or waiver of or to any provision of this Guaranty, nor consent to any departure by the Company therefrom, shall be effective unless the same shall be consented to in writing by all of the Lenders. Any amendment, modification or supplement of or to any provision of this Guaranty, any waiver of any provision of this Guaranty, and any consent to any departure by the Company from the terms of any provision of this Guaranty, shall be effective only in the specific instance and for the specific purpose for which made or given.

        (e) Except where notice is specifically required by this Guaranty or the Loan Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

        (f) The Company acknowledges receipt of a copy of the Loan Agreement and the other Loan Documents in the form in which each was executed and delivered by the parties thereto, as in effect on the date hereof, and agrees that such copies constitute adequate notice of all matters contained therein and consents to the execution and delivery of such agreements and the performance of all transactions provided for or contemplated therein; provided that none of the Lenders shall be obligated to furnish to the Company any copies of any amendments, modifications or supplements or waivers with respect to the Loan Agreement or any of the other Loan Documents.

        (g) Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by a reputable courier delivery service, or by telecopier, and shall be deemed to have been given to the Company for purposes of this Guaranty, if by overnight or courier delivery service, on the day that such writing is delivered, if by telecopy on the day that such writing is sent and if my mail, on the day which is two Business Days after the day such writing is sent to the intended recipient thereof in accordance with the provisions of this subsection. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this subsection, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) indicated on Exhibit A hereto, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party on Exhibit A hereto or in any copy of a notice of assignment delivered to the Company in accordance with the terms of the Loan Agreement.

            (h) This Guaranty shall be binding upon the Company and its successors and assigns and shall inure to the benefit of, and be enforceable by, each of the Lenders and their respective successors and assigns (including any permitted assignee in accordance with Section 9.8 of the Loan Agreement); provided that the Company may not assign or transfer any of its obligations under this Guaranty without the prior written consent of each of the Lenders.

            (i) The Company hereby irrevocably and unconditionally consents and submits to the nonexclusive jurisdiction of any United States Federal or New York State court sitting in New York County in any action or proceeding arising out of or relating to this Guaranty, and the Company hereby irrevocably and unconditionally agrees that all claims in respect of such action or proceeding brought against any of the Lenders in respect of this Guaranty shall be brought in such United States Federal or New York State court. The Company also irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of New York by the delivery of copies of such process to the Company at its address specified in
Section 9(g) hereof or by certified or registered mail directed to such address. THE COMPANY AND THE AGENT AND THE LENDERS, BY ACCEPTANCE HEREOF, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN CONNECTION WITH ANY ACTION UNDER OR COUNTERCLAIM RELATING TO THIS GUARANTY, THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT, AND THE COMPANY AND THE AGENT AND THE LENDERS, BY ACCEPTANCE HEREOF, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION, INCLUDING WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR THAT IT OR ITS ASSETS IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTIONS WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. Nothing herein shall affect that right of any of the Lenders to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

            (j) The Company agrees to pay promptly on demand, to the extent not previously finally and indefeasibly paid in full by any Borrower:

                (i) all reasonable costs and expenses of the Agent in connection with the negotiation, preparation, execution, issuance, delivery, filing and recording of this Guaranty and any other documents which may be delivered in connection with this Guaranty, including, without limitation, the reasonable fees and expenses of XXXXXXXXXX, special counsel for the Agent, and any local counsel retained by the Agent, with respect thereto and with respect to advising the Agent from time to time as to its rights and responsibilities under or in respect of this Guaranty and any amendment or modification of, or waiver under, this Guaranty; and

                (ii) from and after the occurrence of any Guarantor Event of Default or Unmatured Guarantor Event of Default, all costs and expenses (including reasonable counsel fees and expenses) of any Lender in connection with (A) any and all amounts which any Lender may incur relative to the curing of any default resulting from the acts or omissions of the Company under this Guaranty, (B) any amendment or modification of, or waiver under, this Guaranty and
            (C) the enforcement of this Guaranty and the preservation of the Lenders' rights hereunder; and

                (iii) any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Guaranty and any other documents which may be delivered in connection with this Guaranty, and agrees to save the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

The obligations of the Company under this subsection shall survive the payment of the Company's other obligations hereunder and the termination of this Guaranty.

            (k) Section and other headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

                                    * * *

        IN WITNESS WHEREOF, the Company has caused this Guaranty Agreement to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

                                                    KMART CORPORATION

                                                    By: /s/  M. L. Skiles
                                                        --------------------
                                                    Name:  M. L. Skiles
                                                         -------------------

                                                    Tile: Senior Vice President
                                                          ---------------------

                                  EXHIBIT A

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